Note receivable	12 Months Ended
Dec. 31, 2023
Financing Receivable, after Allowance for Credit Loss [Abstract]
Note receivable	Note receivable
Note receivable consists of the following as of December 31, 2023 and 2022:

	2023	2022
Current portion of note receivable	$7,020	$—
In connection with the Company’s acquisition of all assets of Grace & Co. (dba Dark Heart Nursery), as further discussed in Note 28 — Subsequent events, the Company issued a $7.0 million interest bearing promissory note to the seller on October 27, 2023. The Company closed on its acquisition of Dark Heart Nursery in January 2024 and will reflect the subsequent accounting for this note receivable in connection with its completion of the purchase price allocation for this acquisition.
Information about the Company’s exposure to credit and market risks and impairment losses for notes receivable is included in Note 26 — Fair value measurements and financial risk management.